SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2006


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25148                   11-2974651
          --------                     -------                   ----------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


425B Oser Avenue, Hauppauge, New York                               11788
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 16, 2006, Thomas McNeill resigned from his position as Vice President and Chief Financial Officer of Global Payment Technologies, Inc. ("GPT") and has advised GPT that he intends to join a company in an unrelated industry. Mr. McNeill will remain with GPT for approximately three weeks.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2006

                                               GLOBAL PAYMENT TECHNOLOGIES, INC.



                                               By:  [/s/ Stephen Nevitt]
                                                     ------------------
                                                    Name:  Stephen Nevitt
                                                    Title: President and CEO





                                        2